UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR Section 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2024

TRANSLATIONAL DEVELOPMENT ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42451	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

52 E. 83rd Street, New York, New York	10028
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (917) 979-3072

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one redeemable warrant	TDACU	The Nasdaq Stock Market LLC
Class A ordinary shares, $0.0001 par value per share	TDAC	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	TDACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 24, 2024, Translational Development Acquisition Corp. (the “Company”) consummated its initial public offering (“IPO”), which consisted of 17,250,000 units (the “Units”), including the exercise in full by BTIG, LLC, as underwriter (the “Underwriter”), of an option to purchase up to 2,250,000 Units at the offering price to cover over-allotments. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $172,500,000. Each Unit consists of one Class A ordinary share, $0.0001 par value per share (the “Class A Ordinary Shares”), of the Company, and one-half of one redeemable warrant (each a “Warrant”), each whole Warrant entitling the holder thereof to purchase one Class A Ordinary Share for $11.50 per share.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s registration statement on Form S-1 relating to the IPO (the “Registration Statement”):

•	An Underwriting Agreement, dated December 23, 2024, between the Company and Underwriter, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

•	A Warrant Agreement, dated December 23, 2024, between the Company and Continental Stock Transfer & Trust Company, as warrant agent (the “Warrant Agreement”), a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

•	An Investment Management Trust Agreement, dated December 23, 2024, between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

•	A Registration Rights Agreement, dated December 23, 2024, among the Company and certain security holders, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

•	A Private Placement Warrants Purchase Agreement, dated December 23, 2024 (the “Sponsor Private Placement Warrants Purchase Agreement”), by and between the Company and TDAC Partners LLC (the “Sponsor”), a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

•	A Private Placement Warrants Purchase Agreement, dated December 23, 2024 (the “Underwriter Private Placement Warrants Purchase Agreement” and, together with the Sponsor Private Placement Warrants Purchase Agreement, the “Private Placement Warrants Purchase Agreements”), by and between the Company and the Underwriter, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

•	A Letter Agreement, dated December 23, 2024, by and among the Company, its officers, its directors and the Sponsor, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.

•	An Administrative Services Agreement, dated December 23, 2024, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.6 hereto and incorporated herein by reference.

•	An Indemnity Agreement, dated December 23, 2024, by and among the Company and each director and executive officer of the Company, a copy of the form of which is attached as Exhibit 10.7 hereto and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Private Placement Warrants Purchase Agreements, the Company completed the private placement of an aggregate of 7,075,000 warrants (the “Private Placement Warrants”) to the Sponsor and the Underwriter, each exercisable to purchase one Class A Ordinary Share at $11.50 per share, at a price of $1.00 per warrant, or $7,075,000 in the aggregate. Of those 7,075,000 Private Placement Warrants, the Sponsor purchased 4,825,000 Private Placement Warrants and the Underwriter purchased 2,250,000 Private Placement Warrants. The Private Placement Warrants (and underlying securities) are identical to the Warrants included in the Units sold in the IPO, except as otherwise disclosed in the Registration Statement. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Private Placement Warrants was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 20, 2024, in connection with the IPO, E. Premkumar Reddy, Curtis T. Keith, Matthew A. Kestenbaum, and Christopher Jarratt (the “New Directors” and, collectively with Michael B. Hoffman, the “Directors”) were appointed to the board of directors of the Company (the “Board”). Effective December 20, 2024, Matthew A. Kestenbaum and Christopher Jarratt were appointed to the Board’s Audit Committee, Christopher Jarratt and Curtis E. Keith were appointed to the Board’s Compensation Committee, and E. Premkumar Reddy and Matthew A. Kestenbaum were appointed to the Board’s Nominating and Corporate Governance Committee.

On December 23, 2024, the Company entered into indemnity agreements with each of the Directors, and Avanindra C. Das, its chief financial officer, that require the Company to indemnify each of them to the fullest extent permitted by applicable law and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified. The foregoing summary of the indemnity agreements does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the form of indemnity agreement, which is filed as Exhibit 10.7 to this Current Report on Form 8-K and incorporated in this Item 5.02 by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 20, 2024, in connection with the IPO, the Company filed its amended and restated memorandum and articles of association (the “Amended and Restated Memorandum and Articles of Association”) with the Cayman Islands Registrar of Companies, which was effective on December 20, 2024. The terms of the Amended and Restated Memorandum and Articles of Association are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended and Restated Memorandum and Articles of Association is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01 Other Events.

A total of $174,225,000 net proceeds from the IPO and the sale of the Private Placement Warrants, was placed in a U.S.-based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds in the trust account that may be released to the Company to pay its income taxes and for winding up and dissolution expenses, the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of the Company’s public shares if it is unable to complete its initial business combination within 18 months from the closing of the IPO (as such date may be extended by shareholder approval to amend the Amended and Restated Memorandum and Articles of Association to extend the date by which we must consummate our initial business combination, or by such earlier liquidation date as the Board may approve), subject to applicable law, and (iii) the redemption of the Company’s public shares properly submitted in connection with a shareholder vote to amend the Amended and Restated Memorandum and Articles of Association to modify the substance or timing of its obligation to redeem 100% of the Company’s public shares if it has not consummated an initial business combination within 18 months from the closing of the IPO or with respect to any other material provisions relating to shareholders’ rights or pre-initial business combination activity.

On December 23, 2024, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On December 24, 2024, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are being filed herewith:

1.1	Underwriting Agreement, dated December 23, 2024, by and between the Company and the Underwriter.
3.1	Amended and Restated Memorandum and Articles of Association of the Company.
4.1	Warrant Agreement, dated December 23, 2024, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent.
10.1	Investment Management Trust Account Agreement, dated December 23, 2024, by and between the Company and Continental Stock Transfer & Trust Company, as trustee.
10.2	Registration Rights Agreement, dated December 23, 2024, by and among the Company and certain security holders.
10.3	Private Placement Warrants Purchase Agreement, dated December 23, 2024, by and between the Company and the Sponsor.
10.4	Private Placement Warrants Purchase Agreement, dated December 23, 2024, by and between the Company and the Underwriter.
10.5	Letter Agreement, dated December 23, 2024, by and among the Company, its officers and directors and the Sponsor.
10.6	Administrative Services Agreement, dated December 23, 2024, by and between the Company and the Sponsor
10.7	Form of Indemnity Agreement.
99.1	Press Release, dated December 23, 2024.
99.2	Press Release, dated December 24, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 27, 2024

TRANSLATIONAL DEVELOPMENT ACQUISITION CORP.

By:	/s/ Michael B. Hoffman
Name:	Michael B. Hoffman
Title:	Chief Executive Officer